                                 LEHMAN BROTHERS


                               DERIVED INFORMATION
                               -------------------



                           $400,000,000 (Approximate)


               Delta Funding Home Equity Loan Trust, Series 1998-4






                            Delta Funding Corporation
                              (Seller and Servicer)


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Securities Offered:

To Maturity:

---------------- ------------ ---------- -------- ------------ ------------- ----------- ---------- ----------- --------------
                                                                               Est.                               Expected
                                                                Estimated    Principal   Expected     Legal     Ratings (S&P/
                  Expected     Class      Loan                   WAL/MDUR    Pmt. Win.    Final       Final        Moody's)
  Securities        Size       Size (%)   Group    Benchmark      (yrs)        (mos)     Maturity    Maturity
---------------  ------------ ---------- -------- ------------ ------------- ----------- ---------- ----------- --------------
Class A-1F (1)  $108,880,000   27.22%       F        Curve      0.85/0.80       1-18      6/15/00    2/15/16       AAA/Aaa
Class A-2F (1)   $75,120,000   18.78%       F        Curve      2.00/1.82      18-31      7/15/01    6/15/22       AAA/Aaa
Class A-3F (1)   $40,216,000   10.05%       F        Curve      3.00/2.65      31-43      7/15/02    10/15/24      AAA/Aaa
Class A-4F (1)   $28,828,000    7.21%       F        Curve      4.00/3.42      43-55      7/15/03    4/15/26       AAA/Aaa
Class A-5F (1)   $20,224,000    5.06%       F        Curve      5.00/4.14      55-67      7/15/04    3/15/27       AAA/Aaa
Class A-6F (1)   $43,932,000   10.98%       F        Curve      9.08/6.32      67-190    10/15/14    1/15/31       AAA/Aaa
Class A-7F (1)   $36,800,000    9.20%       F        Curve      6.45/5.03      37-186     6/15/14    1/15/31       AAA/Aaa
Class B (1)      $14,000,000    3.50%       F        Curve      5.24/3.83      37-110    02/15/08    1/15/31      BBB-/Baa3
Class IO-F (1)       NA          NA         F        Curve      2.02/1.14        NA      12/15/01       NA        AAAr/Aaa
Class A-1A (2)   $32,000,000    8.00%       A     1 mo LIBOR     2.76/NA       1-190     12/15/14    12/15/30      AAA/Aaa
---------------- ------------ ---------- -------- ------------ ------------- ----------- ---------- ----------- --------------

To 10% Clean-up Call:

---------------- ------------ ---------- -------- ------------ ------------- ----------- ---------- ----------- --------------
                                                                               Est.                               Expected
                                                                Estimated    Principal   Expected     Legal     Ratings (S&P/
                  Expected     Class      Loan                   WAL/MDUR    Pmt. Win.    Final       Final        Moody's)
  Securities        Size       Size (%)   Group    Benchmark      (yrs)        (mos)     Maturity    Maturity
---------------- ------------ ---------- -------- ------------ ------------- ----------- ---------- ----------- --------------
Class A-4F (1)   $28,828,000    7.21%       F        Curve      4.00/3.42      43-55      7/15/03    4/15/26       AAA/Aaa
Class A-5F (1)   $20,224,000    5.06%       F        Curve      5.00/4.14      55-67      7/15/04    3/15/27       AAA/Aaa
Class A-6F (1)   $43,932,000   10.98%       F        Curve      7.28/5.46      67-95     11/15/06    1/15/31       AAA/Aaa
Class A-7F (1)   $36,800,000    9.20%       F        Curve      6.25/4.92      37-95     11/15/06    1/15/31       AAA/Aaa
Class B (1)      $14,000,000    3.50%       F        Curve      5.18/3.80      37-95     11/15/06    1/15/31      BBB-/Baa3
Class IO-F (1)       NA          NA         F        Curve      2.02/1.14        NA      12/15/01       NA        AAAr/Aaa
Class A-1A (2)   $32,000,000    8.00%       A     1 mo LIBOR     2.62/NA        1-95     11/15/06    12/15/30      AAA/Aaa
---------------- ------------ ---------- -------- ------------ ------------- ----------- ---------- ----------- --------------

Class IO-F:
--------------------------------------------------------------------------------
There will be a AAAr/Aaa rated interest-only class (Class IO-F) off the Group F (Fixed Rate) Pool with a coupon of 6.0% for the first 36 months and 0.0% for months 37 and beyond. The notional balance of Class IO-F is equal to the lesser of (i) the Group F Pool Balance and (ii) the following schedule:

                          Month              Notional Balance
                          1-6                $   86,593,000
                          7-12                   80,821,000
                          13-18                  66,388,000
                          19-30                  44,740,000
                          31-36                  30,308,000
                          37+                             0
--------------------------------------------------------------------------------

(1) Prepayments for the Group F loans are sized at 125% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments for the Group A loans are sized at 30% CPR.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis
--------------------

                              Projected Performance
                              ---------------------

                      Under Varying Prepayment Assumptions

To Maturity:
----------------------------------- ---------- ----------- ----------- ----------- ------------ ----------- -----------
CPR (Group A Loans)                     10.0%       15.0%       20.0%       30.0%        35.0%       40.0%       50.0%
PPC (Group F Loans)                     50.0%       75.0%      100.0%      125.0%       175.0%      200.0%      250.0%

Class A-1F
----------
Avg. Life (yrs.)                         1.59        1.20        0.98        0.85         0.69        0.64        0.55
Mod Duration (yrs)                       1.46        1.11        0.92        0.80         0.66        0.61        0.53
Window (begin-end) (mths)                1-38        1-27        1-22        1-18         1-14        1-13        1-11
Expected Final Maturity               2/15/02     3/15/01    10/15/00     6/15/00      2/15/00     1/15/00    11/15/99
Yield @ 99.99954%                       6.135       6.084       6.039       6.000        5.933       5.902       5.844

Class A-2F
----------
Avg. Life (yrs.)                         4.60        3.18        2.45        2.00         1.51        1.35        1.14
Mod Duration (yrs)                       3.86        2.79        2.20        1.82         1.40        1.26        1.07
Window (begin-end) (mths)               38-76       27-51       22-39       18-31        14-23       13-20       11-17
Expected Final Maturity               4/15/05     3/15/03     3/15/02     7/15/01     11/15/00     8/15/00     5/15/00
Yield @ 99.99257%                       6.312       6.288       6.265       6.243        6.203       6.185       6.151

Class A-3F
----------
Avg. Life (yrs.)                         8.00        5.11        3.81        3.00         2.16        1.90        1.55
Mod Duration (yrs)                       6.06        4.22        3.28        2.65         1.96        1.74        1.43
Window (begin-end) (mths)              76-120       51-74       39-54       31-43        23-30       20-26       17-21
Expected Final Maturity              12/15/08     2/15/05     6/15/03     7/15/02      6/15/01     2/15/01     9/15/00
Yield @ 99.99986%                       6.435       6.417       6.400       6.382        6.349       6.333       6.302

Class A-4F
----------
Avg. Life (yrs.)                        11.47        7.28        5.13        4.00         2.67        2.33        1.86
Mod Duration (yrs)                       7.84        5.62        4.23        3.42         2.38        2.10        1.70
Window (begin-end) (mths)             120-157      74-107       54-71       43-55        30-35       26-31       21-25
Expected Final Maturity               1/15/12    11/15/07    11/15/04     7/15/03     11/15/01     7/15/01     1/15/01
Yield @ 99.97859%                       6.559       6.548       6.534       6.521        6.492       6.479       6.453
----------------------------------- ---------- ----------- ----------- ----------- ------------ ----------- -----------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis
--------------------

                              Projected Performance
                              ---------------------

                      Under Varying Prepayment Assumptions

To Maturity (Cont'd):
----------------------------------- ---------- ----------- ----------- ----------- ------------ ----------- -----------
CPR (Group A Loans)                     10.0%       15.0%       20.0%       30.0%        35.0%       40.0%       50.0%
PPC (Group F Loans)                     50.0%       75.0%      100.0%      125.0%       175.0%      200.0%      250.0%

Class A-5F
----------
Avg. Life (yrs.)                        14.28       10.02        6.70        5.00         3.31        2.71        2.15
Mod Duration (yrs)                       9.01        7.13        5.25        4.14         2.88        2.41        1.94
Window (begin-end) (mths)             157-187     107-135       71-97       55-67        35-44       31-35       25-28
Expected Final Maturity               7/15/14     3/15/10     1/15/07     7/15/04      8/15/02    11/15/01     4/15/01
Yield @ 99.97655%                       6.604       6.597       6.586       6.574        6.550       6.534       6.511

Class A-6F
----------
Avg. Life (yrs.)                        20.57       15.54       11.97        9.08         5.37        4.07        2.67
Mod Duration (yrs)                      10.30        8.94        7.65        6.32         4.23        3.39        2.35
Window (begin-end) (mths)             187-338     135-292      97-236      67-190       44-136      35-116       28-44
Expected Final Maturity               2/15/27     4/15/23     8/15/18    10/15/14      4/15/10     8/15/08     8/15/02
Yield @ 99.95315%                       7.286       7.283       7.278       7.272        7.254       7.240       7.210

Class A-7F (NAS)
----------------
Avg. Life (yrs.)                         8.27        7.39        6.83        6.45         5.95        5.76        4.71
Mod Duration (yrs)                       6.04        5.57        5.25        5.03         4.72        4.59        3.91
Window (begin-end) (mths)              37-333      37-285      37-231      37-186       39-134      39-114       42-88
Expected Final Maturity               9/15/26     9/15/22     3/15/18     6/15/14      2/15/10     6/15/08     4/15/06
Yield @ 99.97283%                       6.664       6.660       6.658       6.656        6.653       6.652       6.643

Class B
-------
Avg. Life (yrs.)                        11.99        8.61        6.59        5.24         3.98        3.66        3.36
Mod Duration (yrs)                       6.56        5.40        4.51        3.83         3.12        2.92        2.73
Window (begin-end) (mths)              75-240      52-177      40-138      37-110        37-78       37-67       38-51
Expected Final Maturity              12/15/18     9/15/13     6/15/10     2/15/08      6/15/05     7/15/04     3/15/03
Yield @ 97.30827%                      10.045      10.122      10.207      10.300       10.439      10.490      10.545

Class IO-F (NAS-IO)
-------------------
Avg. Life (yrs.)                         2.02        2.02        2.02        2.02         2.02        2.02        2.02
Mod Duration (yrs)                       1.14        1.14        1.14        1.14         1.14        1.14        1.14
Window (begin-end) (mths)                6-36        6-36        6-36        6-36         6-36        6-36        6-36
Expected Final Maturity              12/15/01    12/15/01    12/15/01    12/15/01     12/15/01    12/15/01    12/15/01
Yield @ 10.84409%                       7.500       7.500       7.500       7.500        7.500       7.500       7.500

Class A-1A
----------
Avg. Life (yrs.)                         7.40        5.28        4.01        2.76         2.18        1.84        1.36
Window (begin-end) (mths)               1-338       1-292       1-236       1-190        1-136       1-116        1-88
Expected Final Maturity               2/15/27     4/15/23     8/15/18    10/15/14      4/15/10     8/15/08     4/15/06
----------------------------------- ---------- ----------- ----------- ----------- ------------ ----------- -----------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Sensitivity Analysis
--------------------
                              Projected Performance
                              ---------------------

                      Under Varying Prepayment Assumptions

To 10% Cleanup Call:
----------------------------------- ---------- ----------- ----------- ----------- ------------ ----------- -----------
CPR (Group A Loans)                     10.0%       15.0%       20.0%       30.0%        35.0%       40.0%       50.0%
PPC (Group F Loans)                     50.0%       75.0%      100.0%      125.0%       175.0%      200.0%      250.0%

Class A-4F
----------
Avg. Life (yrs.)                        11.47        7.28        5.13        4.00         2.67        2.33        1.86
Mod Duration (yrs)                       7.84        5.62        4.23        3.42         2.38        2.10        1.70
Window (begin-end) (mths)             120-157      74-107       54-71       43-55        30-35       26-31       21-25
Expected Final Maturity               1/15/12    11/15/07    11/15/04     7/15/03     11/15/01     7/15/01     1/15/01
Yield @ 99.97859%                       6.559       6.548       6.534       6.521        6.492       6.479       6.453

Class A-5F
----------
Avg. Life (yrs.)                        14.28       10.02        6.70        5.00         3.31        2.71        2.15
Mod Duration (yrs)                       9.01        7.13        5.25        4.14         2.88        2.41        1.94
Window (begin-end) (mths)             157-187     107-135       71-97       55-67        35-44       31-35       25-28
Expected Final Maturity               7/15/14     3/15/10     1/15/07     7/15/04      8/15/02    11/15/01     4/15/01
Yield @ 99.97655%                       6.604       6.597       6.586       6.574        6.550       6.534       6.511

Class A-6F
----------
Avg. Life (yrs.)                        17.37       12.74        9.69        7.28         4.73        3.92        2.67
Mod Duration (yrs)                       9.60        8.07        6.74        5.46         3.87        3.29        2.35
Window (begin-end) (mths)             187-212     135-156      97-120       67-95        44-67       35-58       28-44
Expected Final Maturity               8/15/16    12/15/11    12/15/08    11/15/06      7/15/04    10/15/03     8/15/02
Yield @ 99.95315%                       7.285       7.280       7.274       7.266        7.249       7.238       7.210

Class A-7F (NAS)
----------------
Avg. Life (yrs.)                         8.25        7.36        6.76        6.25         5.07        4.56        3.64
Mod Duration (yrs)                       6.03        5.56        5.22        4.92         4.16        3.81        3.14
Window (begin-end) (mths)              37-212      37-156      37-120       37-95        39-67       39-58       42-44
Expected Final Maturity               8/15/16    12/15/11    12/15/08    11/15/06      7/15/04    10/15/03     8/15/02
Yield @ 99.97283%                       6.664       6.660       6.658       6.655        6.647       6.641       6.628

Class B
-------
Avg. Life (yrs.)                        11.88        8.52        6.52        5.18         3.94        3.63        3.33
Mod Duration (yrs)                       6.54        5.37        4.49        3.80         3.09        2.90        2.71
Window (begin-end) (mths)              75-212      52-156      40-120       37-95        37-67       37-58       38-44
Expected Final Maturity               8/15/16    12/15/11    12/15/08    11/15/06      7/15/04    10/15/03     8/15/02
Yield @ 97.30827%                      10.046      10.124      10.210      10.304       10.445      10.495      10.552

Class IO-F (NAS-IO)
-------------------
Avg. Life (yrs.)                         2.02        2.02        2.02        2.02         2.02        2.02        2.02
Mod Duration (yrs)                       1.14        1.14        1.14        1.14         1.14        1.14        1.14
Window (begin-end) (mths)                6-36        6-36        6-36        6-36         6-36        6-36        6-36
Expected Final Maturity              12/15/01    12/15/01    12/15/01    12/15/01     12/15/01    12/15/01    12/15/01
Yield @ 10.84409%                       7.500       7.500       7.500       7.500        7.500       7.500       7.500

Class A-1A
----------
Avg. Life (yrs.)                         7.00        4.94        3.74        2.62         2.03        1.72        1.28
Window (begin-end) (mths)               1-212       1-156       1-120        1-95         1-67        1-58        1-44
Expected Final Maturity               8/15/16    12/15/11    12/15/08    11/15/06      7/15/04    10/15/03     8/15/02
----------------------------------- ---------- ----------- ----------- ----------- ------------ ----------- -----------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Available Funds
---------------

The following table lists the Available Funds Cap on the Group A loans each month assuming a constant 6-month LIBOR of 5.1477% and a prepayment rate equal to 30% CPR.

                  --------------------------------------------------------
                                  Available                    Available
                                    Funds                        Funds
                      Month        Cap (%)      Month           Cap (%)
                  --------------------------------------------------------

                       1            9.612        31             10.555
                       2            9.612        32             10.555
                       3            9.612        33             10.555
                       4            9.612        34             10.555
                       5            9.668        35             10.622
                       6            9.668        36             10.664
                       7            9.703        37             10.664
                       8            9.703        38             10.664
                       9            9.703        39             10.664
                       10           9.703        40             10.664
                       11           9.745        41             10.664
                       12           9.745        42             10.664
                       13           9.771        43             10.664
                       14           9.771        44             10.664
                       15           9.771        45             10.664
                       16           9.771        46             10.664
                       17           9.771        47             10.664
                       18           9.807        48             10.664
                       19           9.807        49             10.664
                       20           9.807        50             10.664
                       21           9.807        51             10.664
                       22           9.908        52             10.664
                       23          10.277        53             10.664
                       24          10.555        54             10.664
                       25          10.555        55             10.664
                       26          10.555        56             10.664
                       27          10.555        57             10.664
                       28          10.555        58             10.664
                       29          10.555        59             10.664
                       30          10.555        60             10.664
                  --------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Collateral statistics for the Initial Adjustable Rate Mortgage Loans are listed below as of the Statistical Pool Cut-Off Date (October 31, 1998). Initial Adjustable Rate Mortgage Loans represent approximately 8.27% of the Home Equity Loans, by principal balance, as of the Statistical Pool Cut-Off Date.


----------------------------------------------------------------------------------------------------
                                   Initial Adjustable Rate Loans
                                   -----------------------------
------------------------------------------- ------------------------ -------------------------------
Number of Loans                                                 224
Total Outstanding Principal Balance                  $19,745,397.99
Average Principal Balance                                $88,149.10       $15,000.00 - $270,000.00
Weighted Average Start Rate                                  10.22%       7.75% - 16.05%
Weighted Average Margin                                       6.12%       3.70% - 11.30%
Weighted Average Original Term (mos.)                           360       240 - 360
Weighted Average Remaining Term (mos.)                          358       240 - 360
Weighted Average Life Cap                                    17.02%       14.75% - 23.05%
Weighted Average First Period Rate Cap                        2.73%       1.00% - 3.00%
Weighted Average Periodic Rate Cap                            1.00%
Product Type                                          6 month LIBOR       10.92%
                                                      2/28 (6 month       79.06%
                                                             LIBOR)       10.03%
                                                      3/27 (6 month
                                                             LIBOR)
Weighted Average LTV                                         78.94%       25.00% - 90.44%
Weighted Average Credit Score *                                 601       464 - 778
Lien Position (First/Second)                        100.00% / 0.00%
Property Type
        Single Family                                        80.08%
        Two to Four Family                                   14.66%
        Condo                                                 5.26%
Occupancy Status
        Owner Occupied                                       90.90%
        Not Owner Occupied                                    9.10%
Document Type
        Full Documentation                                   68.71%
        Alternate Documentation                              19.76%
        Limited Documentation                                 8.74%
        No Documentation                                      2.79%
Geographic Distribution
other states account individually for                  OH    18.20%              NY           6.93%
less than                                              IL    14.70%              MI           6.70%
5% of Adjustable Rate Pool balance                     NJ    11.91%              GA           5.75%
                                                       NC     7.70%
Credit Grade
                                                        A    51.60%
                                                        B    26.62%
                                                        C    19.09%
                                                        D     2.69%
------------------------------------------- ------------------------ -------------------------------

* based on Credit Score available on 74.42% of the Adjustable Rate Mortgage
Loans.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

------------------------------------------------------------------------------------------------------------------------------
                          Initial Adjustable Rate Loans
                          -----------------------------
---------------------------- ------------------- -------------- ------------- ---------------- ---------------- --------------
   Next Rate Adjustment        % by Principal      Wtd. Avg.     Wtd. Avg.     Periodic Cap     Periodic Cap      Wtd. Avg.
                                  Balance          Loan Rate       Margin       (1st Reset)     (Subs. Reset)     Life Cap
---------------------------- ------------------- -------------- ------------- ---------------- ---------------- --------------
          1998-12                  0.26%            9.800%          7.050%        1.000%          1.000%            16.800%
------------------------------------------------------------------------------------------------------------------------------
          1999-02                  0.31            10.400           6.750         1.000           1.000             17.400
------------------------------------------------------------------------------------------------------------------------------
          1999-03                  2.67             9.677           6.300         1.000           1.000             16.127
------------------------------------------------------------------------------------------------------------------------------
          1999-04                  5.84             9.888           6.462         1.000           1.000             16.888
------------------------------------------------------------------------------------------------------------------------------
          1999-05                  1.83             9.900           5.839         1.000           1.000             16.900
------------------------------------------------------------------------------------------------------------------------------
          1999-09                  0.26            10.100           5.900         3.000           1.000             17.100
------------------------------------------------------------------------------------------------------------------------------
          2000-01                  0.28             8.850           5.650         3.000           1.000             15.850
------------------------------------------------------------------------------------------------------------------------------
          2000-04                  0.78             9.610           6.410         3.000           1.000             16.610
------------------------------------------------------------------------------------------------------------------------------
          2000-05                  1.38            12.285           7.359         2.340           1.000             18.772
------------------------------------------------------------------------------------------------------------------------------
          2000-06                  2.35            11.395           6.505         2.571           1.000             17.511
------------------------------------------------------------------------------------------------------------------------------
          2000-07                  2.01            11.793           6.799         3.000           1.000             18.579
------------------------------------------------------------------------------------------------------------------------------
          2000-08                  0.56            11.585           7.080         3.000           1.000             17.961
------------------------------------------------------------------------------------------------------------------------------
          2000-09                 14.21            10.212           6.210         2.934           1.000             16.983
------------------------------------------------------------------------------------------------------------------------------
          2000-10                 32.04            10.166           5.971         2.934           1.000             16.964
------------------------------------------------------------------------------------------------------------------------------
          2000-11                 25.18             9.892           5.770         3.000           1.000             16.671
------------------------------------------------------------------------------------------------------------------------------
          2001-08                  0.73            11.095           6.791         3.000           1.000             18.095
------------------------------------------------------------------------------------------------------------------------------
          2001-09                  1.16            13.061           8.778         3.000           1.000             20.061
------------------------------------------------------------------------------------------------------------------------------
          2001-10                  5.37            10.814           6.948         3.000           1.000             17.814
------------------------------------------------------------------------------------------------------------------------------
          2001-11                  2.77             9.597           5.301         3.000           1.000             16.597
------------------------------------------------------------------------------------------------------------------------------
     Weighted Average            100.00%           10.219%          6.124%        2.732%          1.000%            17.016%
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                          Initial Adjustable Rate Loans
                          -----------------------------
---------------------------- ------------------- -------------- ------------- ---------------- ---------------- --------------
Product Type                   % by Principal      Wtd. Avg.     Wtd. Avg.     Periodic Cap     Periodic Cap      Wtd. Avg.
                                  Balance          Loan Rate       Margin       (1st Reset)     (Subs. Reset)     Life Cap
---------------------------- ------------------- -------------- ------------- ---------------- ---------------- --------------
2/28 6 Month Libor                  79.06%           10.202%         6.022%         2.937%         1.000%            16.963%
------------------------------------------------------------------------------------------------------------------------------
3/27 6 Month Libor                  10.03            10.759          6.695          3.000          1.000             17.759
------------------------------------------------------------------------------------------------------------------------------
6 Month Libor                       10.92             9.851          6.340          1.000          1.000             16.716
------------------------------------------------------------------------------------------------------------------------------
     Weighted Average              100.00%           10.219%         6.124%         2.732%         1.000%            17.016%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Collateral statistics for the Initial Fixed Rate Mortgage Loans are listed below as of the Statistical Pool Cut-Off Date (October 31, 1998). Initial Fixed Rate Mortgage Loans represent approximately 91.73% of the Home Equity Loans, by principal balance, as of the Statistical Pool Cut-Off Date.


    -----------------------------------------------------------------------------------------
                                    Initial Fixed Rate Loans
    -----------------------------------------------------------------------------------------
    Number of Loans                                        2,343
    Total Outstanding Principal Balance          $219,086,581.61
           Balloon (% of Total)                            2.96%
           Level Pay (% of Total)                         97.04%
    Average Principal Balance                         $93,506.86     $5,000.00 - $497,711.66
    Weighted Average Loan Rate                            10.05%     7.25% - 16.35%
    Weighted Average Original Term                           325     60 - 360
    (mos.)
    Weighted Average Remaining Term                          324     56 - 360
    (mos.)
    Weighted Average CLTV                                 74.34%     6.25% - 94.99%
    Weighted Average Credit Score *                          623     423 - 811
    Lien Position (First/Second)                  92.40% / 7.60%
    Property Type
            Single Family                                 70.43%
            Two to Four Family                            21.06%
            Five to Eight Family                           3.65%
            Condo                                          2.37%
            Mixed Use                                      2.16%
            Other                                          0.33%
    Occupancy Status
            Owner Occupied                                87.16%
            Not Owner Occupied                            12.84%
    Document Type
            Full Documentation                            73.09%
            Alternate Documentation                       16.97%
            Limited Documentation                          8.08%
            No Documentation                               1.85%
    Geographic Distribution
    other states account individually              NY     50.45%           OH          5.39%
    for less than 5% of Fixed Rate pool            NJ      6.51%           MA          5.20%
    balance
    Credit Grade
                                                    A     62.55%
                                                    B     21.79%
                                                    C     12.28%
                                                    D      3.37%
    -----------------------------------------------------------------------------------------

* based on Credit Score available on 74.12% of the Fixed Rate Mortgage Loans.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Adjustable Rate Loans)


          Current Balance ($)                    No. of Loans      Total Current Balance ($)    % Current Bal.
          -------------------                    ------------      -------------------------    --------------
          $0.01 - $25,000.00                          5            $      86,726.48                 0.44%
          25,000.01 - 50,000.00                      53                2,110,464.77                10.69
          50,000.01 - 75,000.00                      52                3,125,450.36                15.83
          75,000.01 - 100,000.00                     36                3,132,251.33                15.86
          100,000.01 - 125,000.00                    29                3,198,972.44                16.20
          125,000.01 - 150,000.00                    22                2,997,117.95                15.18
          150,000.01 - 175,000.00                    10                1,616,203.59                 8.19
          175,000.01 - 200,000.00                    10                1,856,633.50                 9.40
          200,000.01 - 225,000.00                     4                  842,577.57                 4.27
          250,000.01 - 275,000.00                     3                  779,000.00                 3.95
          **Total**                                 224            $  19,745,397.99               100.00%


          Original Balance ($)                   No. of Loans      Total Current Balance ($)   % Current Bal.
          --------------------                   ------------      -------------------------   --------------
          $0.01 - $25,000.00                          5            $      86,726.48                 0.44%
          25,000.01 - 50,000.00                      53                2,110,464.77                10.69
          50,000.01 - 75,000.00                      52                3,125,450.36                15.83
          75,000.01 - 100,000.00                     36                3,132,251.33                15.86
          100,000.01 - 125,000.00                    29                3,198,972.44                16.20
          125,000.01 - 150,000.00                    22                2,997,117.95                15.18
          150,000.01 - 175,000.00                    10                1,616,203.59                 8.19
          175,000.01 - 200,000.00                    10                1,856,633.50                 9.40
          200,000.01 - 225,000.00                     4                  842,577.57                 4.27
          250,000.01 - 275,000.00                     3                  779,000.00                 3.95
          **Total**                                 224            $  19,745,397.99               100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Adjustable Rate Loans)

          Gross Coupon (%)                  No. of Loans      Total Current Balance ($)     % Current Bal.
          ----------------                  ------------      -------------------------     --------------
          7.501% - 8.000%                        5            $     466,287.80                 2.36%
          8.001 - 8.500                         10                  828,923.12                 4.20
          8.501 - 9.000                         19                1,899,768.54                 9.62
          9.001 - 9.500                         26                2,787,701.46                14.12
          9.501 - 10.000                        41                4,050,110.63                20.51
          10.001 - 10.500                       26                2,313,419.40                11.72
          10.501 - 11.000                       38                3,716,810.26                18.82
          11.001 - 11.500                       15                  924,375.00                 4.68
          11.501 - 12.000                       17                1,159,056.47                 5.87
          12.001 - 12.500                       11                  583,718.49                 2.96
          12.501 - 13.000                        4                  370,735.71                 1.88
          13.001 - 13.500                        4                  115,229.18                 0.58
          13.501 - 14.000                        4                  391,692.95                 1.98
          14.001 - 14.500                        3                  108,172.30                 0.55
          Greater than 15.001                    1                   29,396.68                 0.15
          **Total**                            224            $  19,745,397.99               100.00%


          Margin (%)                        No. of Loans      Total Current Balance ($)     % Current Bal.
          ----------                        ------------      -------------------------     --------------
          3.501% - 4.000%                        6            $     561,612.80                 2.84%
          4.001 - 4.500                         14                1,229,304.67                 6.23
          4.501 - 5.000                         20                1,796,524.56                 9.10
          5.001 - 5.500                         26                2,631,110.66                13.33
          5.501 - 6.000                         30                3,052,014.83                15.46
          6.001 - 6.500                         34                3,336,412.94                16.90
          6.501 - 7.000                         39                3,527,739.31                17.87
          7.001 - 7.500                         21                1,596,999.60                 8.09
          7.501 - 8.000                         17                1,088,847.98                 5.51
          8.001 - 8.500                          6                  527,550.00                 2.67
          8.501 - 9.000                          3                  119,275.00                 0.60
          9.001 - 9.500                          7                  248,608.96                 1.26
          11.001 - 11.500                        1                   29,396.68                 0.15
          **Total**                            224             $ 19,745,397.99               100.00%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Adjustable Rate Loans)

          First Period Rate Cap (%)            No. of Loans     Total Current Balance ($)     % Current Bal.
          -------------------------            ------------     -------------------------     --------------
          1.000%                                   27           $   2,456,631.94                 12.44%
          2.000                                     3                 379,971.71                  1.92
          3.000                                   194              16,908,794.34                 85.63
          **Total**                               224           $  19,745,397.99                100.00%


          Periodic Rate Cap (%)                No. of Loans     Total Current Balance ($)     % Current Bal.
          ---------------------                ------------     -------------------------     --------------
          1.000%                                  224           $  19,745,397.99                100.00%
          **Total**                               224           $  19,745,397.99                100.00%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Adjustable Rate Loans)

          Floor (%)                         No. of Loans      Total Current Balance ($)     % Current Bal.
          ---------                         ------------      -------------------------     --------------
           5.501% - 6.000%                       1            $      91,971.39                  0.47%
           7.501 -  8.000                        6                  561,087.80                  2.84
           8.001 -  8.500                       10                  828,923.12                  4.20
           8.501 -  9.000                       19                1,916,968.54                  9.71
           9.001 -  9.500                       27                2,891,317.90                 14.64
           9.501 - 10.000                       40                3,938,110.63                 19.94
          10.001 - 10.500                       25                2,209,802.96                 11.19
          10.501 - 11.000                       38                3,716,810.26                 18.82
          11.001 - 11.500                       15                  924,375.00                  4.68
          11.501 - 12.000                       16                1,067,085.08                  5.40
          12.001 - 12.500                       11                  583,718.49                  2.96
          12.501 - 13.000                        4                  370,735.71                  1.88
          13.001 - 13.500                        4                  115,229.18                  0.58
          13.501 - 14.000                        4                  391,692.95                  1.98
          14.001 - 14.500                        3                  108,172.30                  0.55
          16.001 - 16.500                        1                   29,396.68                  0.15
          **Total**                            224            $  19,745,397.99                100.00%



          Maximum Rate (%)                  No. of Loans      Total Current Balance ($)     % Current Bal.
          ----------------                  ------------      -------------------------     --------------
          14.501% - 15.000%                       6            $     561,087.80                  2.84%
          15.001  - 15.500                       13                1,269,908.62                  6.43
          15.501  - 16.000                       28                3,100,900.11                 15.70
          16.001  - 16.500                       29                2,945,432.40                 14.92
          16.501  - 17.000                       37                3,550,574.38                 17.98
          17.001  - 17.500                       21                1,784,668.01                  9.04
          17.501  - 18.000                       35                3,046,321.28                 15.43
          18.001  - 18.500                       17                1,111,575.00                  5.63
          18.501  - 19.000                       15                1,192,720.79                  6.04
          19.001  - 19.500                        9                  396,518.49                  2.01
          19.501  - 20.000                        3                  281,367.95                  1.42
          20.001  - 20.500                        4                  115,229.18                  0.58
          20.501  - 21.000                        3                  251,525.00                  1.27
          21.001  - 21.500                        3                  108,172.30                  0.55
          Greater than 22.001                     1                   29,396.68                  0.15
          **Total**                             224            $  19,745,397.99                100.00%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Adjustable Rate Loans)


          Original Term (months)            No. of Loans      Total Current Balance ($)     % Current Bal.
          ----------------------            ------------      -------------------------     --------------
          240                                    1            $      57,200.00                  0.29%
          360                                  223               19,688,197.99                 99.71
          **Total**                            224            $  19,745,397.99                100.00%


          Remaining Term (months)           No. of Loans      Total Current Balance ($)     % Current Bal.
          -----------------------           ------------      -------------------------     --------------
          181 - 240                              1            $      57,200.00                  0.29%
          301 - 360                            223               19,688,197.99                 99.71
          **Total**                            224            $  19,745,397.99                100.00%



          Loan Age (months)                 No. of Loans      Total Current Balance ($)     % Current Bal.
          -----------------                 ------------      -------------------------     --------------
          0                                     71            $   5,879,792.00                 29.78%
          1 - 3                                136               12,315,116.99                 62.37
          4 - 6                                 12                1,185,487.02                  6.00
          7 - 12                                 4                  314,080.77                  1.59
          13 - 18                                1                   50,921.21                  0.26
          **Total**                            224            $  19,745,397.99                100.00%



          Lien Position                     No. of Loans      Total Current Balance ($)     % Current Bal.
          -------------                     ------------      -------------------------     --------------
          1                                    224            $  19,745,397.99                100.00%
          **Total**                            224            $  19,745,397.99                100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Adjustable Rate Loans)

          Original Loan-to-Value            No. of Loans      Total Current Balance ($)     % Current Bal.
          ----------------------            ------------      -------------------------     --------------
          20.001% - 25.000%                      1            $      36,250.00                 0.18%
          35.001  - 40.000                       2                   44,982.09                 0.23
          40.001  - 45.000                       1                   17,500.00                 0.09
          45.001  - 50.000                       3                  171,962.35                 0.87
          50.001  - 55.000                       6                  578,904.88                 2.93
          55.001  - 60.000                       9                  758,059.00                 3.84
          60.001  - 65.000                      10                  423,125.14                 2.14
          65.001  - 70.000                      19                1,172,041.27                 5.94
          70.001  - 75.000                      40                3,672,245.25                18.60
          75.001  - 80.000                      52                4,556,259.66                23.08
          80.001  - 85.000                      41                4,082,139.57                20.67
          85.001  - 90.000                      38                3,956,438.69                20.04
          90.001  - 95.000                       2                  275,490.09                 1.40
          **Total**                            224            $  19,745,397.99               100.00%

          Months Delinquent                 No. of Loans      Total Current Balance ($)     % Current Bal.
          -----------------                 ------------      -------------------------     --------------
          0                                    223            $  19,689,623.85                99.72%
          1                                      1                   55,774.14                 0.28
          **Total**                            224            $  19,745,397.99               100.00%

          Occupancy Status                  No. of Loans      Total Current Balance ($)     % Current Bal.
          ----------------                  ------------      -------------------------     --------------
          Owner Occupied                       199            $  17,948,859.54                90.90%
          Not Owner Occupied                    25                1,796,538.45                 9.10
          **Total**                            224            $  19,745,397.99               100.00%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Adjustable Rate Loans)



          Credit Grade                      No. of Loans      Total Current Balance ($)     % Current Bal.
          ------------                      ------------      -------------------------     --------------
          A                                     98            $  10,189,315.43                 51.60%
          B                                     58                5,256,981.91                 26.62
          C                                     56                3,768,839.91                 19.09
          D                                     12                  530,260.74                  2.69
          **Total**                            224            $  19,745,397.99                100.00%

          Credit Score                      No. of Loans      Total Current Balance ($)     % Current Bal.
          ------------                      ------------      -------------------------     --------------
          NA                                    57            $   5,050,224.41                 25.58%
            1 - 560                             57                3,955,789.61                 20.03
          561 - 580                             16                1,365,879.52                  6.92
          581 - 600                             19                1,568,943.45                  7.95
          601 - 620                             18                2,341,232.20                 11.86
          621 - 640                             23                2,009,610.46                 10.18
          641 - 660                             12                1,255,475.45                  6.36
          661 - 680                              7                  659,318.09                  3.34
          681 - 700                             10                1,098,114.80                  5.56
          701 - 720                              2                  109,399.50                  0.55
          Greater than 721                       3                  331,410.50                  1.68
          **Total**                            224            $  19,745,397.99                100.00%

          Property Type                     No. of Loans      Total Current Balance ($)     % Current Bal.
          -------------                     ------------      -------------------------     --------------
          Single Family                        182            $  15,811,395.78                 80.08%
          Condo                                 11                1,038,513.41                  5.26
          2-4 Family                            31                2,895,488.80                 14.66
          **Total**                            224            $  19,745,397.99                100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Adjustable Rate Loans)

          Loan Documentation                No. of Loans      Total Current Balance ($)     % Current Bal.
          ------------------                ------------      -------------------------     --------------
          Full                                 157            $  13,566,301.22                68.71%
          Alternate                             35                3,902,107.18                19.76
          Limited                               25                1,726,240.09                 8.74
          No Doc                                 7                  550,749.50                 2.79
          **Total**                            224            $  19,745,397.99               100.00%

          State                               No. of Loans    Total Current Balance ($)     % Current Bal.
          -----                               ------------    -------------------------     --------------
                                                                                               -
          OH                                      46          $    3,592,861.33                18.20%
          IL                                      28               2,903,201.11                14.70
          NJ                                      20               2,351,956.06                11.91
          NC                                      16               1,521,201.15                 7.70
          NY                                      10               1,368,771.54                 6.93
          MI                                      25               1,323,693.17                 6.70
          GA                                      17               1,135,281.92                 5.75
          MA                                       8                 941,700.00                 4.77
          PA                                      10                 619,134.18                 3.14
          FL                                       8                 609,301.05                 3.09
          VA                                       3                 416,200.00                 2.11
          CT                                       3                 388,552.30                 1.97
          DC                                       3                 290,221.39                 1.47
          DE                                       3                 236,612.80                 1.20
          CO                                       2                 221,650.00                 1.12
          IN                                       3                 214,325.00                 1.09
          TN                                       3                 212,425.17                 1.08
          MD                                       3                 210,942.51                 1.07
          RI                                       2                 201,415.32                 1.02
          WI                                       1                 194,400.00                 0.98
          CA                                       1                 151,300.00                 0.77
          MO                                       2                 151,024.14                 0.76
          NH                                       1                 120,600.00                 0.61
          MS                                       1                 116,100.00                 0.59
          AZ                                       1                  92,841.98                 0.47
          SC                                       1                  64,900.00                 0.33
          ME                                       1                  59,785.87                 0.30
          AR                                       1                  20,000.00                 0.10
          ND                                       1                  15,000.00                 0.08
          **Total**                              224          $   19,745,397.99               100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)



          Current Balance ($)                No. of Loans      Total Current Balance ($)    % Current Bal.
          -------------------                ------------      -------------------------    --------------
          $0.01      - $25,000.00                159           $    3,181,001.22                1.45%
          25,000.01  -  50,000.00                573               21,978,258.65               10.03
          50,000.01  -  75,000.00                505               31,432,366.65               14.35
          75,000.01  - 100,000.00                327               28,724,998.72               13.11
          100,000.01 - 125,000.00                223               25,309,515.27               11.55
          125,000.01 - 150,000.00                192               26,397,213.44               12.05
          150,000.01 - 175,000.00                111               17,942,457.58                8.19
          175,000.01 - 200,000.00                 53               10,004,191.61                4.57
          200,000.01 - 225,000.00                 34                7,278,159.23                3.32
          225,000.01 - 250,000.00                 59               14,015,629.70                6.40
          250,000.01 - 275,000.00                 34                8,917,838.93                4.07
          275,000.01 - 300,000.00                 31                8,942,989.98                4.08
          300,000.01 - 325,000.00                 13                4,083,318.57                1.86
          325,000.01 - 350,000.00                 12                4,133,498.11                1.89
          350,000.01 - 375,000.00                  9                3,277,735.03                1.50
          375,000.01 - 400,000.00                  2                  784,151.97                0.36
          400,000.01 - 425,000.00                  1                  422,000.00                0.19
          425,000.01 - 450,000.00                  3                1,309,963.13                0.60
          450,000.01 - 475,000.00                  1                  453,582.16                0.21
          475,000.01 - 500,000.00                  1                  497,711.66                0.23
          **Total**                            2,343          $   219,086,581.61              100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)

          Original Balance ($)                No. of Loans     Total Current Balance ($)    % Current Bal.
          --------------------                ------------     -------------------------    --------------
          $0.01      - $25,000.00                159           $   3,181,001.22                 1.45%
          25,000.01  -  50,000.00                573              21,978,258.65                10.03
          50,000.01  -  75,000.00                505              31,432,366.65                14.35
          75,000.01  - 100,000.00                327              28,724,998.72                13.11
          100,000.01 - 125,000.00                222              25,189,460.94                11.50
          125,000.01 - 150,000.00                193              26,517,267.77                12.10
          150,000.01 - 175,000.00                111              17,942,457.58                 8.19
          175,000.01 - 200,000.00                 53              10,004,191.61                 4.57
          200,000.01 - 225,000.00                 34               7,278,159.23                 3.32
          225,000.01 - 250,000.00                 59              14,015,629.70                 6.40
          250,000.01 - 275,000.00                 34               8,917,838.93                 4.07
          275,000.01 - 300,000.00                 31               8,942,989.98                 4.08
          300,000.01 - 325,000.00                 13               4,083,318.57                 1.86
          325,000.01 - 350,000.00                 12               4,133,498.11                 1.89
          350,000.01 - 375,000.00                  9               3,277,735.03                 1.50
          375,000.01 - 400,000.00                  2                 784,151.97                 0.36
          400,000.01 - 425,000.00                  1                 422,000.00                 0.19
          425,000.01 - 450,000.00                  3               1,309,963.13                 0.60
          450,000.01 - 475,000.00                  1                 453,582.16                 0.21
          475,000.01 - 500,000.00                  1                 497,711.66                 0.23
          **Total**                            2,343          $  219,086,581.61               100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)


          Gross Coupon (%)                  No. of Loans      Total Current Balance ($)     % Current Bal.
          ----------------                  ------------      -------------------------     --------------
          7.001% -  7.500%                      43            $    5,740,893.90                 2.62%
          7.501  -  8.000                      112                13,557,707.05                 6.19
          8.001  -  8.500                      139                15,445,186.10                 7.05
          8.501  -  9.000                      252                26,436,231.84                12.07
          9.001  -  9.500                      195                18,303,780.31                 8.35
          9.501  - 10.000                      431                43,896,097.75                20.04
          10.001 - 10.500                      240                22,682,084.55                10.35
          10.501 - 11.000                      298                26,969,331.01                12.31
          11.001 - 11.500                      187                15,316,380.01                 6.99
          11.501 - 12.000                      173                13,801,509.09                 6.30
          12.001 - 12.500                       92                 6,295,218.11                 2.87
          12.501 - 13.000                       81                 4,673,840.31                 2.13
          13.001 - 13.500                       37                 2,862,437.57                 1.31
          13.501 - 14.000                       32                 1,655,179.30                 0.76
          14.001 - 14.500                       14                   569,993.94                 0.26
          14.501 - 15.000                       10                   633,741.44                 0.29
          15.001 - 15.500                        2                    66,500.00                 0.03
          15.501 - 16.000                        4                   162,898.13                 0.07
          16.001 - 16.500                        1                    17,571.20                 0.01
          **Total**                          2,343            $  219,086,581.61               100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)


          Original Term (months)            No. of Loans      Total Current Balance ($)     % Current Bal.
          ----------------------            ------------      -------------------------     --------------
            1 -  60                              9            $     237,598.02                  0.11%
           61 - 120                             63                2,943,245.08                  1.34
          121 - 180                            421               26,889,247.89                 12.27
          181 - 240                            214               15,013,348.71                  6.85
          241 - 300                             34                3,621,244.46                  1.65
          301 - 360                          1,602              170,381,897.45                 77.77
          **Total**                          2,343            $ 219,086,581.61                100.00%



          Remaining Term (mths)             No. of Loans      Total Current Balance ($)     % Current Bal.
          ---------------------             ------------      -------------------------     --------------
            1 -  60                              9            $      237,598.02                 0.11%
           61 - 120                             63                 2,943,245.08                 1.34
          121 - 180                            421                26,889,247.89                12.27
          181 - 240                            214                15,013,348.71                 6.85
          241 - 300                             34                 3,621,244.46                 1.65
          301 - 360                          1,602               170,381,897.45                77.77
          **Total**                          2,343            $  219,086,581.61               100.00%



          Loan Age (months)                 No. of Loans      Total Current Balance ($)     % Current Bal.
          -----------------                 ------------      -------------------------     --------------
           0                                   769            $  64,971,850.61                 29.66%
           1 -  3                            1,422              134,345,022.07                 61.32
           4 -  6                              138               18,420,345.81                  8.41
           7 - 12                               12                1,227,493.16                  0.56
          13 - 18                                1                   75,255.99                  0.03
          19 - 24                                1                   46,613.97                  0.02
          **Total**                          2,343           $  219,086,581.61                100.00%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)


          Lien Position                     No. of Loans      Total Current Balance ($)     % Current Bal.
          -------------                     ------------      -------------------------     --------------
          1                                  2,017            $   202,426,398.35                 92.40%
          2                                    326                 16,660,183.26                  7.60
          **Total**                          2,343            $   219,086,581.61                100.00%


          Original Combined                 No. of Loans      Total Current Balance ($)     % Current Bal.
          ------------------                ------------      -------------------------     --------------
          Loan-to-Value
          -------------
          5.001% - 10.000%                       1            $       15,000.00                 0.01%
          10.001 - 15.000                        5                   121,458.75                 0.06
          15.001 - 20.000                       13                   414,599.22                 0.19
          20.001 - 25.000                       17                   608,357.05                 0.28
          25.001 - 30.000                       17                   729,852.06                 0.33
          30.001 - 35.000                       23                 1,534,326.43                 0.70
          35.001 - 40.000                       40                 2,778,382.95                 1.27
          40.001 - 45.000                       41                 2,497,955.32                 1.14
          45.001 - 50.000                       81                 5,037,279.27                 2.30
          50.001 - 55.000                       76                 5,997,940.06                 2.74
          55.001 - 60.000                      134                11,641,891.28                 5.31
          60.001 - 65.000                      185                14,094,088.90                 6.43
          65.001 - 70.000                      263                24,099,136.27                11.00
          70.001 - 75.000                      304                27,272,762.41                12.45
          75.001 - 80.000                      618                60,715,108.07                27.71
          80.001 - 85.000                      265                29,732,325.05                13.57
          85.001 - 90.000                      259                31,741,118.52                14.49
          90.001 - 95.000                        1                    55,000.00                 0.03
          **Total**                          2,343            $  219,086,581.61               100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)



          Jr. Mortgage Ratio                No. of Loans      Total Current Balance ($)     % Current Bal.
          ------------------                ------------      -------------------------     --------------
          5.001% - 10.000%                       1             $       5,100.00                 0.03%
          10.001 - 15.000                       12                   269,821.18                 1.62
          15.001 - 20.000                       56                 1,660,638.57                 9.97
          20.001 - 25.000                       66                 2,520,992.44                15.13
          25.001 - 30.000                       57                 2,447,231.63                14.69
          30.001 - 35.000                       34                 1,908,594.65                11.46
          35.001 - 40.000                       32                 1,820,153.70                10.93
          40.001 - 45.000                       12                   973,952.79                 5.85
          45.001 - 50.000                       11                   816,368.63                 4.90
          50.001 - 55.000                       10                   646,591.07                 3.88
          55.001 - 60.000                        6                   665,918.79                 4.00
          60.001 - 65.000                        7                   819,712.20                 4.92
          65.001 - 70.000                        3                   283,911.76                 1.70
          70.001 - 75.000                        3                   128,066.35                 0.77
          75.001 - 80.000                        5                   272,626.00                 1.64
          80.001 - 85.000                        4                   336,431.09                 2.02
          85.001 - 90.000                        7                 1,084,072.41                 6.51
          **Total**                            326          $     16,660,183.26               100.00%

          Months Delinquent                 No. of Loans      Total Current Balance ($)     % Current Bal.
          -----------------                 ------------      -------------------------     --------------
          0                                  2,338            $   218,847,401.10                99.89%
          1                                      5                    239,180.51                 0.11
          **Total**                          2,343            $   219,086,581.61               100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)



          Occupancy Status                  No. of Loans      Total Current Balance ($)     % Current Bal.
          ----------------                  ------------      -------------------------     --------------
          Owner Occupied                     1,998            $ 190,959,710.13                 87.16%
          Not Owner Occupied                   345               28,126,871.48                 12.84
          **Total**                          2,343            $ 219,086,581.61                100.00%

          Loan Type                         No. of Loans      Total Current Balance ($)     % Current Bal.
          ---------                         ------------      -------------------------     --------------
          Balloon                               87            $    6,494,343.55                 2.96%
          Fixed                              2,256               212,592,238.06                97.04
          **Total**                          2,343            $  219,086,581.61               100.00%

          Credit Grade                      No. of Loans      Total Current Balance ($)     % Current Bal.
          ------------                      ------------      -------------------------     --------------
          A                                  1,303            $  137,042,886.53                62.55%
          B                                    547                47,744,191.05                21.79
          C                                    374                26,912,565.42                12.28
          D                                    119                 7,386,938.61                 3.37
          **Total**                          2,343            $  219,086,581.61               100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)

          Credit Score                      No. of Loans      Total Current Balance ($)     % Current Bal.
          ------------                      ------------      -------------------------     --------------
          NA                                   633            $   56,693,821.90                25.88%
            1 - 560                            326                26,291,446.51                12.00
          561 - 580                            185                14,807,675.21                 6.76
          581 - 600                            204                19,472,370.07                 8.89
          601 - 620                            200                20,108,509.41                 9.18
          621 - 640                            188                19,824,839.22                 9.05
          641 - 660                            181                18,559,260.72                 8.47
          661 - 680                            143                15,354,875.63                 7.01
          681 - 700                             95                10,221,686.89                 4.67
          701 - 720                             60                 6,094,311.19                 2.78
          Greater than 721                     128                11,657,784.86                 5.32
          **Total**                          2,343            $  219,086,581.61               100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)

          Property Type                     No. of Loans      Total Current Balance ($)     % Current Bal.
          -------------                     ------------      -------------------------     --------------
          Single Family                      1,762            $  154,297,247.87                70.43%
          2-4 Family                           398                46,137,698.89                21.06
          5-8 Family                            62                 7,998,478.40                 3.65
          Condo                                 59                 5,187,878.58                 2.37
          Mixed Use                             48                 4,734,829.02                 2.16
          Other                                 14                   730,448.85                 0.33
          **Total**                          2,343            $  219,086,581.61               100.00%


          Loan Documentation                No. of Loans      Total Current Balance ($)     % Current Bal.
          ------------------                ------------      -------------------------     --------------
          Full                               1,760            $  160,140,358.77                73.09%
          Alternate                            331                37,188,083.99                16.97
          Limited                              209                17,695,854.20                 8.08
          No Doc                                43                 4,062,284.65                 1.85
          **Total**                          2,343            $  219,086,581.61               100.00%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

---------------------------

Detailed Collateral Summary (Fixed Rate Loans)

          State                               No. of Loans     Total Current Balance ($)     % Current Bal.
          -----                               ------------     -------------------------     --------------
          NY                                     949           $  110,519,576.68                50.45%
          NJ                                     133               14,262,707.66                 6.51
          OH                                     176               11,817,970.06                 5.39
          MA                                     100               11,382,811.23                 5.20
          PA                                     176               10,739,324.55                 4.90
          IL                                     105                9,783,211.41                 4.47
          FL                                     112                9,222,694.23                 4.21
          GA                                      86                6,537,817.20                 2.98
          NC                                      75                5,233,160.44                 2.39
          TN                                      76                5,187,571.51                 2.37
          MI                                      82                5,050,644.65                 2.31
          CT                                      35                3,387,445.40                 1.55
          IN                                      43                2,773,375.41                 1.27
          MD                                      24                2,320,899.90                 1.06
          MO                                      25                1,486,021.46                 0.68
          NH                                      16                1,433,437.47                 0.65
          RI                                      16                1,111,561.66                 0.51
          SC                                      16                1,056,462.60                 0.48
          TX                                      12                  719,620.87                 0.33
          CO                                       8                  698,000.00                 0.32
          MS                                      18                  658,150.39                 0.30
          VA                                      12                  634,740.42                 0.29
          KY                                       6                  404,632.28                 0.18
          DE                                       5                  340,899.16                 0.16
          ME                                       4                  318,349.10                 0.15
          CA                                       4                  278,428.48                 0.13
          VT                                       2                  260,253.83                 0.12
          AR                                       6                  227,291.60                 0.10
          OR                                       2                  217,000.00                 0.10
          NM                                       3                  202,322.48                 0.09
          WI                                       3                  157,619.19                 0.07
          MN                                       3                  124,410.18                 0.06
          NE                                       2                  111,850.00                 0.05
          WY                                       1                   94,500.00                 0.04
          DC                                       2                   93,972.53                 0.04
          KS                                       1                   67,200.00                 0.03
          NV                                       1                   63,517.71                 0.03
          LA                                       1                   50,400.00                 0.02
          WA                                       1                   38,279.87                 0.02
          WV                                       1                   18,450.00                 0.01
          **Total**                            2,343           $  219,086,581.61               100.00%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).